As filed with the Securities and Exchange Commission on June 30, 1999.

                              Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                           --------------------------

                                  EVERCEL, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                         06-1528142
------------------------                       ---------------------------------
(State of Incorporation)                       (IRS Employer Identification No.)


                  2 Lee Mac Avenue, Danbury, Connecticut 06810
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  EVERCEL, INC.
                           1999 DISTRIBUTION AGREEMENT
                           1998 EQUITY INCENTIVE PLAN
                           --------------------------
                            (Full title of the Plans)

                           Robert L. Kanode, President
                                  Evercel, Inc.
                                2 Lee Mac Avenue
                           Danbury, Connecticut 06810
                           --------------------------
                     (Name and address of agent for service)

                                 (203) 825-3900
                                 --------------
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------------------------------------
 Title of securities to      Amount to be      Proposed maximum offering        Proposed maximum          Amount of
     be registered            registered            price per share         aggregate offering price    registration
                                                                                                             fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par    300,000 shares (1)           $9.66 (2)                   $2,898,000               $806
value
---------------------------------------------------------------------------------------------------------------------

(1) Represents 83,333 shares of Common Stock issuable to a certain director of the Registrant pursuant to Section 2.10 of the Distribution Agreement between the Registrant and Energy Research Corporation, dated as of February 16, 1999 and 216,667 shares of Common Stock issuable pursuant to awards granted or to be granted under the Registrants' 1998 Equity Incentive Plan. Such presently indeterminable number of additional shares of Common Stock are also registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in Common Stock.

(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, on the basis of the average high and low prices for the Registrant's Common Stock on June 23, 1999, as reported by the Nasdaq SmallCap Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
---------------------------------------------------------

     The following documents are hereby incorporated by reference into this Registration Statement:

     (a) The Registrant's Prospectus dated February 22, 1999 filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended ("Securities Act") that contains audited financial statements for the fiscal year ended October 31, 1998 included in Registrant's Registration Statement on Form SB-2 (Registration No. 333-64931) filed under the Securities Act on September 30, 1998, as amended thereafter;

     (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the Prospectus referred to in (a) above;

     (c) The material included in "Description of Securities" beginning on page 60 of the Prospectus referred to in (a) above which was incorporated by reference in Item 1 of Registrant's Registration Statement on Form 8-A under the Exchange Act filed with the SEC on April 2, 1999.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed hereby incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

Item 4. Description of Securities.
----------------------------------

     Not applicable.

Item 5. Interests of Named Experts and Counsel.
------------------------------------------------

     The legality of the Common Stock issuable pursuant to Section 2.10 of the Distribution Agreement between the Registrant and Energy Research Corporation, dated as of February 16, 1999, and pursuant to awards granted or to be granted under the Registrant's 1998 Equity Incentive Plan has been passed upon for the Registrant by Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111.

Item 6. Indemnification of Directors and Officers.
--------------------------------------------------

         Article Ninth of the Registrant's Amended and Restated Certificate of Incorporation eliminates the personal liability of directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty to the full extent permitted by Delaware law. Article Ninth also provides that the Registrant may indemnify its officers and directors to the full extent permitted by the Delaware General Corporation Law. Section 145 of the Delaware General Corporation Law authorizes a corporation to indemnify directors, officers, employees and agents of the corporation if such party acted in good faith in a manner he believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, as determined in accordance with the Delaware General Corporation Law. Section 145 further provides that indemnification shall be provided if the party in question is successful on the merits or otherwise. The effect of these provisions is to permit such indemnification by the Registrant for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant also expects to obtain directors and officers liability insurance.

Item 7. Exemption from Registration Claimed.
--------------------------------------------

     Not applicable.

Item 8. Exhibits.
-----------------

Number    Description
------    -----------

4.1       Amended and Restated  Certificate of  Incorporation of the Registrant - Filed as Exhibit
          3.1 to the  Registrant's  Registration  Statement  on Form 8-A (File No. 001-14919) filed with the Securities and Exchange  Commission  ("SEC")on April 2, 1999.*

4.2       Amended and  Restated  By-Laws of the Registrant - Filed as Exhibit 3.2 to the Registrant's
          Registration Statement on Form 8-A (File No. 001-14919) filed with the SEC on April 2, 1999.*

4.3       Specimen Certificate  of  Common  Stock  -  Filed  as  Exhibit  4.1 to  the  Registrant's
          Registration  Statement on Form SB-2 (File No.  333-64931) filed with the SEC on September 30,
          1998, as amended  thereafter.*

5         Legal Opinion of Brown,  Rudnick, Freed & Gesmer.

23.1      Consent of KPMG LLP.

23.2      Consent of Brown, Rudnick,  Freed & Gesmer is included in their legal opinion filed as Exhibit
          5 hereof.

24        Power of Attorney  (included on the signature  page of this  Registration  Statement).

99.1      Registrant's  1998 Equity  Incentive  Plan - Filed as Exhibit  10.5 to the Registrant's
          Registration Statement on Form SB-2 (File No. 333-64931) filed with the SEC on September 30, 1998, as amended  thereafter.*

99.2      Section 2.10 of the Distribution  Agreement between the Registrant and Energy Research
          Corporation, dated as of  February  16,  1999 - Filed  as  Exhibit  10.1 to the  Registrant's
          Quarterly  Report  on Form  10-QSB  for the  quarter  ended  January  31,  1999.*

--------------

*    Not filed herewith.  In accordance with Rule 411 promulgated  pursuant to the
     Securities  Act of 1933,  as amended,  reference  is made to the  documents previously  filed  with the  Commission,  which are  incorporated  by  reference herein.


Item 9. Undertakings.
----------------------

 (a) The undersigned  Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

 (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

 (c) Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut, on June 15, 1999.

                                            EVERCEL, INC.


                                            By: /s/ Robert L. Kanode
                                            ------------------------
                                            Robert L. Kanode
                                            President


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L. Kanode and Joseph G. Mahler and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                       Title                             Date
---------                       -----                             ----

/s/ Robert L. Kanode
--------------------            President and Chief Executive     June 15, 1999
Robert L. Kanode                Officer (Principal Executive
                                Officer) and Director

/s/ Joseph G. Mahler
--------------------            Acting Chief Financial            June 15, 1999
Joseph G. Mahler                Officer, Treasurer and
                                Corporate Secretary (Principal
                                Financial and Accounting
                                Officer)

/s/ Jerry D. Leitman
--------------------            Director                          June 15, 1999
Jerry D. Leitman

/s/ Allen Charkey
-----------------               Director                          June 15, 1999
Allen Charkey

/s/ Bernard S. Baker
--------------------            Director                          June 15, 1999
Bernard S. Baker

/s/ Warren D. Bagatelle
-----------------------         Director                          June 15, 1999
Warren D. Bagatelle

/s/ William A. Lawson
---------------------           Director                          June 15, 1999
William A. Lawson

/s/ Richard M. H. Thompson
--------------------------      Director                          June 15, 1999
Richard M.H. Thompson

/s/ James D. Gerson
-------------------             Director                          June 15, 1999
James D. Gerson

/s/ Thomas L. Kempner
---------------------           Director                          June 15, 1999
Thomas L. Kempner

                                  Exhibit Index


Number    Description                                                                              Reference
------    -----------                                                                              ---------

4.1       Amended and Restated  Certificate of  Incorporation of the Registrant - Filed
          as Exhibit  3.1 to the  Registrant's  Registration  Statement  on Form 8-A
          (File No. 001-14919) filed with the Securities and Exchange  Commission  ("SEC")
          on April 2, 1999.*

4.2       Amended and Restated  By-Laws of the  Registrant - Filed as Exhibit 3.2 to the
          Registrant's  Registration  Statement  on Form 8-A (File No.  001-14919) filed with the SEC on April 2, 1999.*

4.3       Specimen  Certificate  of Common  Stock - Filed as Exhibit  4.1 to the Registrant's
          Registration Statement on Form SB-2 (File No. 333-64931) filed with the SEC on
          September 30, 1998, as amended thereafter.*

5         Legal Opinion of Brown, Rudnick, Freed & Gesmer.

23.1      Consent of KPMG LLP.

23.2      Consent of Brown,  Rudnick,  Freed & Gesmer is included in their legal opinion filed as Exhibit 5 hereof.

24        Power of Attorney  (included on the signature page of this  Registration Statement).

99.1      Registrant's 1998 Equity Incentive Plan - Filed as Exhibit 10.5 to the Registrant's
          Registration Statement on Form SB-2 (File No. 333-64931) filed with the SEC on
          September 30, 1998, as amended thereafter.*

99.2      Section 2.10 of the Distribution  Agreement between the Registrant and Energy  Research
          Corporation,  dated as of February 16, 1999 - Filed as Exhibit 10.1 to the  Registrant's
          Quarterly Report on Form 10-QSB for the quarter ended January 31, 1999.*

--------------

* Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.
